PixTech, Inc.
                          (A DEVELOPMENT STAGE COMPANY)


EXHIBIT 10


                             FIRST AMENDMENT TO THE
                          PRIVATE EQUITY LINE AGREEMENT
                                 BY AND BETWEEN
                           KINGSBRIDGE CAPITAL LIMITED
                                       AND
                                  PIXTECH, INC.

     This  First  Amendment  (this  "Amendment")  to  the  Private  Equity  Line
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Agreement  dated  as  of  August  9,  1999  (the "Equity Line Agreement") by and
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between  Kingsbridge  Capital  Limited  (the  "Investor")  and  PixTech, Inc., a
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Delaware  corporation  (the "Company") is made as of June 25, 2001.  Capitalized
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terms not defined herein shall have the meanings ascribed to them in the Equity Line Agreement.
     The Effective Date under the Equity Line Agreement was the date on which the SEC first declared effective the registration statement on Form S-1 relating to the resale of shares put to the Investor by the Company pursuant to the Equity Line Agreement, which date was September 27, 1999. The Equity Line
Agreement provided for a basic term of twenty-four (24) months from the Effective Date. The Investor and the Company wish to extend the term of the Equity Line Agreement by an additional six (6) months.
     Now, therefore, in consideration of the promises hereinafter set forth and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree to amend the Equity Line Agreement as follows:
1. Section 1.8 of the Equity Line Agreement is hereby deleted in its entirety and replaced with the following:
               "Section 1.8 "Commitment Period" shall mean the period commencing
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               on  the  Effective  Date and expiring on the earliest to occur of
               (i) the date on which the Investor shall have purchased Put Shares pursuant to this Agreement for an aggregate Purchase Price equal to the Maximum Commitment Amount, (ii) the date this Agreement is terminated pursuant to Section 2.4, or (iii) March 27, 2002."
2. Section 10.4 of the Equity Line Agreement is hereby amended to (i) replace "Yves Morel" with "Marie Boem", (ii) add "(011) 33-4-42-29-0509" as the facsimile number for notices to the Company, and (iii) replace "Michael Lytton, Esq. and Marc A. Rubenstein, Esq." with "Richard B. Smith, Esq."
3. Section 10.8 of the Equity Line Agreement is hereby deleted in its entirety and replaced with the following:
               "Section  10.8  Termination;Survival.  This  Agreement  shall
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               terminate on the earliest to occur of (i) March 27, 2002, (ii) such date that the Investor terminates this Agreement pursuant to
               Section 2.4 hereof and (iii) the date on which the Company has made Puts with an aggregate Investment Amount equal to the Maximum Commitment Amount; provided, however, that the provisions of Articles VI, VIII, X and Section 7.3 shall survive termination of this Agreement."
4. Except as amended hereby, the Equity Line Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, this Amendment has been duly executed in counterparts as of June 25th, 2001.


  KINGSBRIDGE CAPITAL LIMITED                PIXTECH,  INC.

  By:  /s/  Marie  Boem                      By:  /s/  Adam  Gurney
        ---------------------                -------------------------------
  Name:  Marie  Boem                         Name:  Adam  Gurney
  Title: Director                            Title: Chief Financial Officer


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                             PixTech, Inc - Form 10Q -June 30, 2001 - Page 19/19
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